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                                    EXHIBIT 4
                  SPECIMEN STOCK CERTIFICATE OF PLUMAS BANCORP


Common Stock                                                        Common Stock
   Number                                                              Shares

______________                    Plumas Bancorp                    ____________

             Incorporated under the laws of the State of California
                       See Reverse for Certain Definitions

                                                                 CUSIP _________

This certifies that:



is the record holder of:


                     shares of no par value common stock of
                                 Plumas Bancorp

hereinafter designated the "Company", transferable on the share register of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and all amendments thereto.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



Terrance J. Reeson               Plumas Bancorp              William E. Elliott
Secretary                                                    President and Chief
                                                              Executive Officer

                                  Incorporated
                                  Jan. 17, 2002
                                   California


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common             UNIF GIFT MIN ACT -__________Custodian_______
                                                                       (Cust)           (Minor)
TEN ENT        - as tenants by the entireties     under Uniform Gifts to Minors Act____________
JT TEN         - as joint tenants with right                                          (State)
                 of survivorship and not as
                 tenants in common

Additional abbreviations may also be used though not in the above list.

       For valued received, _________________ hereby sell, assign and transfer unto

Please insert social security or other
   identifying number of assignee


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--------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                                   ---------------------------------------------
                                   Notice: The signature to this assignment must
                                           correspond with the name as written
                                           upon the face of the Certificate in
                                           every particular, without alteration
                                           or enlargement or any change
                                           whatever.

Signature(s) Guaranteed



By
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The signature(s) should be guaranteed by an eligible guarantor institution
(banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.